                                                                    EXHIBIT 10.3

                                   AGREEMENT
                                   ---------



1.   Identification.
     --------------

     This agreement (the "Agreement") is dated March 10, 1997 and is between AV Acquisition Corp., a Delaware corporation ("Buyer"), and Anderson Graphics, LLC, a California limited liability company ("Seller").

2.   Recitals.
     --------

     Seller owns and operates a business in Los Angeles, California through which it provides graphic services for motion pictures, television and video (the "Business"). Buyer and Seller desire to enter into this Agreement to provide for the transfer of certain of Seller's assets pertaining to the Business to Buyer.

3.   Transfer of Certain Assets of the Business.
     ------------------------------------------

     3.1  Purchase of Assets.  Buyer hereby purchases from Seller and Seller
          ------------------
hereby sells, transfers and assigns to Buyer those certain assets pertaining to the Business which are listed on the schedule attached hereto as Exhibit "A" (collectively, the "Assets").

     3.2  Retained Assets.  Seller shall retain and not sell to Buyer any assets
          ---------------
or property rights of Seller other than the Assets.

4.   Purchase Price; Assumption of Liabilities.
     -----------------------------------------

     4.1  Purchase Price.  The purchase price for the Assets shall be Two
          --------------
Hundred Fifty Four Thousand Eight Hundred Seventy Two Dollars ($254,872) (the "Purchase Price") payable upon "Closing" (as hereinafter defined in Section 7.1). The Purchase Price shall be reduced dollar for dollar to the extent that the Accounts Receivable at Closing have a face amount of less than One Hundred Thirty Eight Thousand Eight Hundred Forty One Dollars ($138,841), the Prepaid Expenses at Closing are less than Twelve Thousand Three Hundred Sixty Nine Two Dollars ($12,369), and/or as provided in Section 4.2.

     4.2  Assumption of Certain Liabilities.  Buyer hereby assumes and shall
          ---------------------------------
pay, perform and discharge all of Seller's obligations pursuant to that certain Lease, No. 1731 between The Terminal Marketing Company, Inc., as Lessor ("Lessor") and Seller as Lessee (the "Lease"). If, at Closing, the remaining principal balance on the Lease exceed Four Hundred Seven Thousand Four Hundred Forty Seven Dollars ($407,447), then the Purchase Price shall be reduced on a dollar-for-dollar basis by the amount of the excess.

     4.3  Nonassumption of Liabilities.  Except as provided in Section 4.2, it
          ----------------------------
is expressly understood and agreed that Buyer is not assuming any of the liabilities, obligations, contracts, debts or payables of Seller pertaining to the Business, or otherwise; and shall not be liable for any of the obligations or liabilities of Seller of any kind and nature, including, without limitation, any liabilities to employees of Seller for salaries, accrued vacation, termination pay or other forms of employee compensation or benefits; any obligation or liability on any installment contract or lease for real or personal property; or any obligation or liability on any contract providing for the performance of services by Seller.

5.   The Representations and Warranties of Seller.
     --------------------------------------------
     Seller represents and warrants to Buyer as follows:

     5.1  Organization; Standing.  Seller is duly organized, validly existing
          ----------------------
and in good standing as a limited liability company in the State of California. Seller has all necessary power and authority to own its properties and operate its Business as now owned and operated by it.

     5.2  Consents Required.  Seller has the requisite power, authority,
          -----------------
capacity and legal right to execute, deliver and perform this Agreement without obtaining the consent or approval of any other person, entity or governmental authority, except for Lessor's consent to the assignment and assumption of the Lease which consent has been previously obtained. This Agreement has been unanimously approved by Seller's Members in accordance with its charter documents and Seller shall deliver to Buyer evidence satisfactory to Buyer that such approval has been obtained.

     5.3  Enforceability.  This Agreement, when executed and delivered by
          --------------
Seller, will constitute legal, valid and binding obligations of Seller enforceable against it in accordance with its terms, except as otherwise provided by the laws of bankruptcy, insolvency and similar laws relating to creditors rights.

     5.4  Balance Sheet.  Exhibit "B" to this Agreement sets forth the unaudited
          -------------
balance sheet of Seller as of February 28, 1997. This balance sheet is true and correct and presents fairly the financial condition of Seller as of February 28, 1997; and since such date there has been no material adverse change in such condition. Seller has no material direct or material contingent liabilities as of such date which are not provided for or reflected in the balance sheet.

     5.5  Accounts Receivable.  All accounts receivable of Seller shown on
          -------------------
Exhibit "A" arose from valid sales in the ordinary course of business. To the best of Seller's knowledge, these accounts receivable are collectible at their full amounts, and Seller has not received any demand for a reduction or adjustment of any amounts due in connection therewith.

     5.6  Lease.  The Lease is valid and in full force and effect, and there
          -----
does not exist any default or event that with notice or lapse of time, or both, would constitute a default by any party thereunder.

     5.7  Equipment.  Attached to the Lease is a list all equipment owned by, in
          ---------
the possession of, or used by Seller in connection with the Business. The Equipment constitutes all tangible personal property necessary for the conduct by Seller of its Business. All of the Equipment is in good condition and repair, normal wear and tear excepted.

     5.8  Scope of Assets.  The Assets include all of the assets used by Seller
          ---------------
in, or which are useful in, the operation of the Business.

     5.9  Marketable Title.  Seller has good and marketable title to the Assets.
          ----------------
All of the Assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of all mortgages, liens, pledges, encumbrances, equities, claims, charges and restrictions.

     5.10  Tax Returns.  Within the times and in the manner prescribed by law,
           -----------
Seller has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

     5.11  Creation of Liens.  Neither the execution and delivery of this
           -----------------
Agreement, nor the consummation of the transaction contemplated hereby will, with or without notice and/or lapse of time, result in the imposition or creation of any liens, charges, encumbrances, equities, claims or security interests in or on the Assets.

     5.12  Compliance With Law.  To the best of Seller's knowledge, Seller has
           -------------------
complied with, and is not in violation of all applicable federal, state or local statutes, laws or regulations affecting the Business, including the Assets.

     5.13  Litigation.  There is no suit, action, arbitration or legal,
           ----------
administrative, or other proceeding or governmental investigation pending, or to the best of Seller's knowledge threatened, against or affecting the Business, including the Assets. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency, or instrumentality which affects the Business, including the Assets.

     5.14  Full Disclosure.  Neither this Agreement nor any other statement
           ---------------
furnished by Seller to Buyer in connection with the transaction contemplated hereby contains any untrue statement of material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein true and not misleading.

6.   Representations and Warranties of Buyer.
     ---------------------------------------
     Buyer represents and warrants that:

     6.1  Organization; Standing.  Buyer is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact intrastate business in California. Buyer has all requisite power, corporate or otherwise, to conduct its business, to own its properties, and to execute, deliver and perform all of its obligations under this Agreement.

     6.2  Corporate Authority.  The execution and delivery of this Agreement and
          -------------------
the performance of all obligations of Buyer hereunder and thereunder has been duly authorized by all necessary corporate action.

     6.3  Enforceability.  This Agreement, when executed and delivered by Buyer,
          --------------
will constitute legal, valid and binding obligations of Buyer enforceable against it, in accordance with its terms.

     6.4  Consents Required.  Buyer has the requisite power, authority, capacity
          -----------------
and legal right to execute, deliver and perform this Agreement without obtaining the consent or approval of any other person, entity or governmental authority.

     6.5  Full Disclosure.  Neither this Agreement nor any other statement
          ---------------
furnished by Buyer to Seller in connection with the transaction contemplated hereby contains any untrue statement of material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein true and not misleading.

7.   Transfer of the Assets.
     ----------------------

     7.1  Closing.  The transfer of legal title to the Assets from Seller and to
          -------
Buyer (the "Closing") shall occur upon execution and delivery of this Agreement by Buyer and Seller, and upon Closing Seller shall put Buyer in possession of the Assets where the Assets are then located.

     7.2  Sales Tax.  Buyer shall pay all sales and use taxes arising out of or
          ---------
in respect of this transaction. Buyer shall not be responsible for any business, occupation, income, franchise, withholding, or similar tax on Seller.

     7.3  Work in Process.  Seller shall transfer custody of all of the masters
          ---------------
and elements of a tape, video, movie or other form of creative production (whether or not the work-in-process undertaken by Seller has been completed) to Buyer at the Closing. Seller's work-in-process is identified on the schedule attached hereto as Exhibit "C". Seller makes no representations or warranties that the customers listed on Exhibit "C", or any customers whatsoever of Seller will do business with Buyer or its affiliates, subsidiaries or assigns from and after the Closing, or at any time whatsoever. Buyer shall complete all such work-in-process and shall be entitled to all revenue therefrom.

8.   Costs; Brokerage.
     ----------------

     8.1 As between Buyer and Seller, Seller shall be responsible for all broker or finder fees incurred by or agreed to by Seller or which are alleged to have been incurred by or agreed to by Seller, in connection with this transaction, and Seller hereby indemnifies, defends and holds harmless Buyer from and against any claims, damages, liabilities, costs or expenses arising out of any and all claims by any broker or finder that the broker or finder was retained by Seller or is owed a commission or fee from Seller in connection with this transaction.

     8.2 As between Seller and Buyer, Buyer shall be responsible for all broker or finder fees incurred by or agreed to by Buyer or which are alleged to have been incurred by or agreed to by Buyer, in connection with this transaction, and Buyer hereby indemnifies, defends and holds harmless Seller from and against any claims, damages, liabilities, costs or expenses arising out of any and all claims by any broker or finder that the broker or finder was retained by Buyer or is owed a commission or fee from Buyer in connection with this transaction.

     8.3 Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transaction contemplated by this Agreement.

 9.  Indemnification.
     ---------------

     9.1  Seller's Indemnity.  Except for obligations expressly assumed
          ------------------
hereunder, Buyer shall have no liability for any debts, contracts, agreements, taxes, claims, obligations, liabilities, or deficiencies of Seller. Seller shall indemnify, defend, and hold harmless Buyer, its directors, officers, shareholders, agents and attorneys ("Buyer Indemnified Parties") from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorneys' fees and costs, that the Buyer Indemnified Parties may incur or suffer, which arise out of, result from, or relate to (i) any breach of, or failure by Seller to perform any of its representations, warranties, covenants, or agreements contained in this Agreement; or (ii) any obligation of Seller not assumed by Buyer.

     9.2  Buyer's Indemnity.  Buyer agrees to indemnify and hold harmless
          -----------------
Seller, its managers, members, agents and attorneys ("Seller Indemnified Parties") from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties and reasonable attorneys' fees and costs, that the Seller Indemnified Parties may incur or suffer as a result of Buyer's failure to perform any of its representations, warranties, covenants, or agreements contained in this Agreement.

     9.3  Indemnification Procedure.  Any party claiming indemnification (the
          -------------------------
"Indemnitee") pursuant to this Agreement shall give notice in accordance with
Section 11.12 to the indemnifying
party (the "Indemnitor") as soon as is reasonably practicable together with the relevant information pertaining to the indemnifiable claim asserted by the Indemnitee or by a third party (the "Third Party Claim"). The Indemnitor shall then have a reasonable opportunity to defend against the Third Party Claim at its own expense; provided that the Indemnitee shall have the right to fully participate in the defense at its own expense.

10.  Dispute Resolution.
     ------------------

     All disputes arising in connection with this Agreement shall be settled by final and binding arbitration before a retired California Superior court or appellate court judge in accordance with the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time of the arbitration (or the demand therefor). Those rules are hereby incorporated by reference. The arbitration shall be commenced and heard in Los Angeles, California, and the arbitrator shall be required to apply California substantive law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Neither this agreement to arbitrate nor any demand for arbitration hereunder shall waive either party's right to obtain any provisional remedy, including, without limiting the generality of the foregoing, injunctive relief, from any court of competent jurisdiction, with respect to matters otherwise arbitrable under this Agreement. However, in the event that either party seeks or obtains such a provisional remedy, an arbitration hereunder shall also be commenced, and, if necessary, the merits of the controversy or claim and/or the determination of an appropriate permanent remedy shall be settled by arbitration in accordance with this Agreement.

11.  Miscellaneous.
     -------------

     11.1  Headings.  The subject headings of the Articles and Sections of this
           --------
Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     11.2  Integration, Amendment, Waiver.  This Agreement and the documents and
           ------------------------------
agreements referred to herein constitute the entire agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     11.3  Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.4  Third Parties.  Nothing in this Agreement, whether express or
           -------------
implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     11.5  Binding Effect.  This Agreement shall be binding on, and shall inure
           --------------
to the benefit of, the parties hereto and their respective heirs, legal representatives, successors, and assigns.

     11.6  Attorneys' Fees and Costs.  If any action or proceeding, including
           -------------------------
arbitration, is brought by any party to this Agreement with respect to this Agreement, the transaction referred to herein, or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation and/or arbitration including, without limitation, attorneys' fees, to be paid by the losing party, in such amount as may be determined by the court having jurisdiction of the action. This attorneys' fees clause shall include all post-judgment attorneys' fees and costs and shall not be merged into, but rather shall survive, the judgment.

     11.7  Governing Law.  This Agreement shall be construed in accordance with,
           -------------
and governed by, the laws of the State of California. Nothing in this Agreement shall be construed to require the commission of any act contrary to law, and wherever there is any conflict between any provision in this Agreement and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the provision of this

Agreement so affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law. In the event that any term or provision of this Agreement is determined by an arbitrator or court of competent jurisdiction to be illegal, invalid, or unenforceable for any reason whatsoever, such illegality, invalidity, or unenforceability shall not affect the remainder of the terms and provisions of this Agreement, which remaining terms and provisions shall remain in full force and effect.

     11.8  Venue and Jurisdiction.  Subject to and except as otherwise provided
           ----------------------
in Article 10, if any action respecting this Agreement, or the transaction contemplated hereby is brought by Buyer or Seller, Buyer and Seller agree that venue and jurisdiction of such action shall be proper in either the Superior Court of the State of California for the County of Los Angeles, the Municipal Court of the Los Angeles Judicial District, or the United States District Court, Central District of California, and that any action shall be brought and maintained exclusively in such courts.

     11.9  Survival.  All representations, warranties, covenants and agreements
           --------
of the parties contained in this Agreement or in any document delivered pursuant hereto shall survive the transfer of the Assets.

     11.10  Exhibits.  All references to Exhibits in this Agreement refers to
            --------
Exhibits to this Agreement and each Exhibit is incorporated herein at each place referenced.

     11.11  Further Acts.  The parties hereto shall use their best efforts and
            ------------
shall cooperate fully in regard to transferring the

Assets, notifying other parties to the agreements, contracts and leases being assigned hereby and maintaining continuing relationships with those parties previously associated with the Business. The parties hereto shall execute such other documents and take such other actions as are reasonably necessary to carry out the purposes of this Agreement.

     11.12  Notices.  All notices, requests, demands and other communications
            -------
hereunder shall be in writing and shall be deemed to have been duly given on the date of service, if served personally on the party to whom notice is to be given, or on the third (3rd) day after mailing, if mailed to the party to whom notice is to be given by first class, registered or certified mail, return receipt requested, postage prepaid, or on the date of confirmation of receipt if sent by facsimile transmission properly addressed as follows:

                   To Seller:    Anderson Graphics, LLC
                                 100 Universal City Plaza
                                 Universal City, CA  91608
                                 Facsimile:  (520) 541-1619

                   To Buyer:     AV Acquisition, Corp.
                                 2813 W. Alameda Avenue
                                 Burbank, CA  91505
                                 Facsimile:  (818) 846-5197

Any party may change its address for purposes of this Section by serving the other parties with notice of the new address in the manner set forth above.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it effective March 10, 1997.


                                "BUYER"

                                AV ACQISITION CORP., a
                                Delaware corporation


                                By:  /s/ Robert Walsh
                                   -------------------------------
                                   Its:  CEO
                                       ---------------------------

                                "SELLER"

                                ANDERSON GRAPHICS, LLC, a California
                                limited liability company


                                By:  /s/ Michael Doggett
                                   ---------------------------------
                                   Michael Doggett, Manager

     The Members of Seller hereby approve this Agreement and consent to and approve the transaction effected thereby.


R&S VIDEO SOLUTIONS, a
California general partnership


By:  /s/ John Roussey                 By  /s/ John Roussey          ATTORNEY IN FACT FOR
   ---------------------------          -------------------------------------------
   General Partner                      Robert S. Roussey


By:                                   By  /s/ Chester L. Doggett    ATTORNEY IN FACT FOR
   ---------------------------          -------------------------------------------
   General Partner                      Chester L. Doggett

                                      By  /s/ Darrell A. Anderson   ATTORNEY IN FACT FOR
                                        -------------------------------------------
                                        Darrell A. Anderson
